Statutory Reserves and Restricted Net Assets (Details) - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Statutory Reserves and Restricted Net Assets (Textual)
Statutory reserves tax profit, description	These reserve funds include the (1) general reserve, (2) enterprise expansion fund and (3) staff bonus and welfare fund. Subject to certain cumulative limits, the general reserve fund requires annual appropriations of not less than 10% of after-tax profit (as determined under accounting principles and financial regulations applicable to PRC enterprises at each year-end); the other two funds are to be made at the discretion of the board of directors of each of the Group's subsidiaries.
Statutory reserves PRC subsidiaries	$ 59,293	$ 353,069	$ 1,820,080
Statutory reserves	9,052,883	$ 8,993,590
Statutory reserves not available for distribution	$ 34,555,406